UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2015

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Robert One, LLC Amendment to Development and Licensing Agreement

On August 5, 2015, Eagle Pharmaceuticals, Inc., or the Company, entered into Amendment No. 2 to Development and Licensing Agreement (the “Second Amendment”) with Robert One, LLC (“Robert One”) to revise the “Royalty Rate” as defined in the Development and Licensing Agreement, dated as of February 13, 2009, as amended (the “Robert Development and Licensing Agreement”). The Robert Development and Licensing Agreement is described in the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on December 20, 2013, and attached thereto as Exhibit 10.18.

The Second Amendment revises the definition of “Royalty Rate” to mean: (i) 50% with respect to a 505(b)(2) application; (ii) 30% with respect to an ANDA application; and (iii) 25% with respect to the Pemetrexed parenteral formulation.

The foregoing summary of the Second Amendment is qualified in its entirety by reference to the text of the Second Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

SciDose LLC Amendment to Development and Licensing Agreement

On August 5, 2015, the Company entered into Amendment No. 4 to Development and Licensing Agreement (the “Fourth Amendment”) with SciDose LLC (“SciDose”) to waive certain claims against SciDose and to revise the “Royalty Rate” as defined in the Development and Licensing Agreement, dated as of June 12, 2007, as amended (the “SciDose Development and Licensing Agreement”).  The SciDose Development and Licensing Agreement is described in the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on December 20, 2013, and attached thereto as Exhibit 10.11(b).

The Fourth Amendment revises the definition of “Royalty Rate” to mean: (i) 15% with respect to the Eagle Bivalirudin Product; (ii) 50% with respect to any Product that is subject to a 505(b)(2) application; and (iii) 30% with respect to any Product that is subject to an ANDA application.  In addition, the Company agreed to waive any claim against SciDose for the recovery from SciDose of either (i) any unreimbursed costs incurred by the Company related to the development of the Eagle Bivalirudin Product, and (ii) any refund of certain milestone payments previously made by the Company to SciDose under the SciDose Development and Licensing Agreement relating to any parenteral formulation of Bivalirudin, through and including the date of the Fourth Amendment.

The foregoing summary of the Fourth Amendment is qualified in its entirety by reference to the text of the Fourth Amendment, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Amendment No. 2 to Development and Licensing Agreement between Eagle Pharmaceuticals, Inc. and Robert One, LLC, dated as of August 5, 2015
10.2	Amendment No. 4 to Development and Licensing Agreement between Eagle Pharmaceuticals, Inc. and SciDose LLC, dated as of August 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Pharmaceuticals, Inc.

Dated: August 11, 2015	By:	/s/ Scott Tarriff
Scott Tarriff
President and Chief Executive Officer

Exhibit Index

Exhibit	Description
10.1	Amendment No. 2 to Development and Licensing Agreement between Eagle Pharmaceuticals, Inc. and Robert One, LLC, dated as of August 5, 2015
10.2	Amendment No. 4 to Development and Licensing Agreement between Eagle Pharmaceuticals, Inc. and SciDose LLC, dated as of August 5, 2015